SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                             86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     The Company issued a press release announcing a new waiver of covenant compliance under its $200 million revolving credit facility through April 1, 2002 as set forth in its press release dated August 2, 2001. Previous extensions were announced on March 15, 2000, April 14, 2000, July 17, 2000, October 18, 2000, February 1, 2001, April 16, 2001, and August 2, 2001.

ITEM 7C. EXHIBITS

     10.63 Seventh Amendment to the Provisional Waiver and Standstill Agreement dated as of December 4, 2001

      99.8     Press Release dated January 18, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURAL/METRO CORPORATION


Date:  January 18, 2002                By: /s/ John S. Banas III
                                           -----------------------------
                                           John S. Banas III
                                           Senior Vice President

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                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


     EXHIBIT NO.                          EXHIBIT
     -----------                          -------

       10.63 Seventh Amendment to the Provisional Waiver and Standstill Agreement dated as of December 4, 2001

        99.8        Press Release dated January 18, 2002